Exhibit 32.2

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the As Sarbanes-Oxley Act of 2002

I, Victor M. Garcia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CAI International, Inc. on Form 10-K for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of CAI International, Inc.

Date: March 17, 2008

By:	/s/ VICTOR M. GARCIA
Victor M. Garcia Senior Vice President and Chief Financial Officer